UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 15, 2009

Level 3 Communications, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-15658	47-0210602
(State or other	(Commission File	(IRS employer
jurisdiction of incorporation)	Number)	Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado	80021
(Address of principal executive offices)	(Zip code)

720-888-1000
(Registrant’s telephone number including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 15, 2009, Level 3 Communications, Inc. (the “Company”) consummated the transactions contemplated by a Securities Purchase Agreement (the “Purchase Agreement”) that it executed with certain investors (the “Investors”) on October 1, 2009 in connection with the offering and sale of $275,000,000 aggregate principal amount of its 7% Convertible Senior Notes due 2015, Series B (the “New Notes”).  A copy of the Purchase Agreement was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on October 2, 2009, and is incorporated herein by reference.

The Notes are senior unsecured obligations of the Company, ranking equal in right of payment with all of the Company’s existing and future unsubordinated indebtedness.  The New Notes mature on March 15, 2015 and pay 7 percent annual cash interest.  Interest on the Notes is payable on March 15 and September 15 of each year, beginning on March 15, 2010.

The New Notes are convertible by holders into shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), at an initial conversion price of $1.80 per share (which is equivalent to a conversion rate of 555.5556 shares of Common Stock per $1,000 principal amount of the New Notes), subject to adjustment upon certain events, at any time before the close of business on March 15, 2015.  Holders may require the Company to repurchase all or any part of their New Notes upon the occurrence of a designated event (change in control or a termination of trading) at a price equal to 100% of the principal amount of the New Notes, plus accrued and unpaid interest to, but excluding, the repurchase date, if any.  In addition, if a holder elects to convert its New Notes in connection with certain changes in control, the Company will pay, to the extent described in the Second Supplemental Indenture (as defined below) governing the New Notes, a make-whole premium by increasing the number of shares deliverable upon conversion of such Notes.

The New Notes were issued pursuant to an Indenture, dated as of December 24, 2008 (the “Base Indenture”), between the Company and The Bank of New York Mellon, as Trustee (the “Trustee”), as supplemented by a Second Supplemental Indenture, dated as of October 15, 2009 (the “Second Supplemental Indenture”), between the Company and the Trustee.  The Base Indenture was previously filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed on December 24, 2008, and is incorporated herein by reference.  A copy of the Second Supplemental Indenture is attached hereto as Exhibit 4.1, and is incorporated herein by reference.

A legality opinion of Willkie Farr & Gallagher LLP with respect to the validity of the Notes and the shares of the Common Stock issuable upon conversion of the Notes is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

The offering was made pursuant to the Company’s Registration Statement on Form S-3 (File No. 33-154976) filed on November 4, 2008 (the “Registration Statement”).  Under the Registration Statement, the Company may offer its debt and equity securities from time to time in one or more offerings.

Item 9.01.    Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

None

(b) Pro Forma Financial Information

None

(c) Shell Company Transactions

None

(d) Exhibits

4.1                                 Second Supplemental Indenture, dated as of October 15, 2009, by and between the Company and The Bank of New York Mellon, as trustee.

5.1           Opinion of Willkie Farr & Gallagher LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Level 3 Communications, Inc.

	By:	/s/ Neil J. Eckstein
Neil J. Eckstein
Senior Vice President

Date: October 15, 2009